Exhibit 99

Psychiatric Solutions Earnings Per Diluted Share Increases 37.8% on 8.7% Growth in Same-Facility Revenue

Affirms 2008 Earnings Per Diluted Share Guidance in Range of $2.02 to $2.03

Establishes Guidance for 2009 Earnings Per Diluted Share in Range of $2.40 to $2.44

FRANKLIN, Tenn.--(BUSINESS WIRE)--October 30, 2008--Psychiatric Solutions, Inc. (“PSI”) (NASDAQ: PSYS) today announced financial results for the third quarter ended September 30, 2008. Revenue was $448.0 million for the quarter, an increase of 13.0% from $396.4 million for the third quarter of 2007. Income from continuing operations rose 39.1% to $28.6 million for the quarter from $20.6 million for the third quarter of 2007. Income from continuing operations per diluted share increased 37.8% to $0.51 for the third quarter of 2008 from $0.37 for the third quarter of 2007.

Same-facility revenue increased 8.7% for the third quarter of 2008 compared with the third quarter last year. This increase reflected same-facility growth in net revenue per patient day of 4.8% and growth in patient days of 3.7%. Same-facility EBITDA margin was 20.6% for the latest quarter, up 60 basis points from 20.0% for the third quarter of 2007, while the EBITDA margin for all facilities also increased 60 basis points to 20.5%. PSI produced a comparable-quarter increase of 18.1% in consolidated adjusted EBITDA to $80.6 million, which increased as a percentage of revenue to 18.0% from 17.2%. A reconciliation of all GAAP and non-GAAP financial results in this release can be found on pages 6 and 7.

“PSI performed well for the third quarter, with strong same-facility revenue growth driving expanded profit margins,” said Joey Jacobs, Chairman, President and Chief Executive Officer of PSI. “The addition of new beds throughout the year has contributed to the increasing rate of comparable-quarter growth in same-facility patient days for three consecutive quarters.

“The market demand for our high quality inpatient psychiatric care remains strong and has historically intensified in difficult economic environments. We plan to continue expanding our ability to serve this demand, both through the addition of new beds in our facilities and the ongoing execution of our proven acquisition strategy in a fragmented, capacity-constrained industry. We are well positioned to fund our anticipated growth over the next year through substantial cash flow from operations, our existing cash and the availability under our credit facility.”

Based on the Company’s results for the third quarter and first nine months of 2008 and its outlook for the remainder of the year, PSI today affirmed its guidance for earnings from continuing operations per diluted share for 2008 in a range of $2.02 to $2.03, reflecting growth of 36% compared with 2007. In addition, PSI also today established its guidance for earnings per diluted share for 2009 in a range of $2.40 to $2.44, reflecting growth of 18% to 21%. The Company’s guidance does not include the impact from any future acquisitions or reflect any change in interest rates associated with refinancing the Company’s revolving credit facility that matures in December 2009, as the timing and impact of this refinancing are difficult to estimate at this time.

PSI will hold a conference call to discuss its third quarter financial results at 10:00 a.m. Eastern time on Friday, October 31, 2008. A live webcast of the conference call will be available at www.psysolutions.com in the “Investors” section of the site or at www.earnings.com. The webcast will be available through the end of business on November 15, 2008.

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of PSI and its management. PSI’s business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to: (1) PSI’s ability to successfully integrate recently acquired operations; (2) potential competition which alters or impedes PSI's acquisition strategy by decreasing PSI's ability to acquire additional inpatient facilities on favorable terms; (3) the ability of PSI to improve the operations of acquired inpatient facilities; (4) the ability to maintain favorable and continuing relationships with physicians who use PSI's facilities; (5) the ability to receive timely additional financing on terms acceptable to PSI to fund PSI's acquisition strategy and capital expenditure needs; (6) risks inherent to the health care industry, including the impact of unforeseen changes in regulation, decreases in reimbursement rates from federal and state health care programs or managed care companies and exposure to claims and legal actions by patients and others; and (7) PSI’s ability to comply with applicable licensure and accreditation requirements. The forward-looking statements herein are qualified in their entirety by the risk factors set forth in PSI's filings with the Securities and Exchange Commission. PSI undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof.

PSI offers an extensive continuum of behavioral health programs to critically ill children, adolescents and adults and is the largest operator of owned or leased freestanding psychiatric inpatient facilities with over 10,000 beds in 31 states, Puerto Rico and the U.S. Virgin Islands. PSI also manages freestanding psychiatric inpatient facilities for government agencies and psychiatric inpatient units within medical/surgical hospitals owned by others.

PSYCHIATRIC SOLUTIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands except for per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007

Revenue	$448,015	$396,419	$1,320,114	$1,062,565

Salaries, wages and employee benefits (including share-based compensation of $4,935, $4,423, $15,013 and $12,006 for the respective three and nine month periods in 2008 and 2007)	245,578	220,853	725,775	590,071
Professional fees	45,022	39,868	133,803	104,530
Supplies	24,323	21,317	71,769	58,185
Rentals and leases	5,708	5,486	17,653	14,561
Other operating expenses	41,484	38,062	121,849	103,627
Provision for doubtful accounts	10,254	7,003	25,976	20,871
Depreciation and amortization	10,171	8,472	29,570	21,888
Interest expense	19,337	22,252	59,440	53,666
Loss on refinancing long-term debt	-	-	-	8,179
	401,877	363,313	1,185,835	975,578
Income from continuing operations before income taxes	46,138	33,106	134,279	86,987
Provision for income taxes	17,533	12,537	51,026	32,783
Income from continuing operations	28,605	20,569	83,253	54,204
Loss from discontinued operations, net of taxes	(2,228)	(244)	(2,321)	(1,147)
Net income	$26,377	$20,325	$80,932	$53,057

Basic earnings per share:
Income from continuing operations	$0.52	$0.38	$1.50	$1.00
Loss from discontinued operations, net of taxes	(0.04)	(0.01)	(0.04)	(0.02)
Net income	$0.48	$0.37	$1.46	$0.98

Diluted earnings per share:
Income from continuing operations	$0.51	$0.37	$1.48	$0.98
Loss from discontinued operations, net of taxes	(0.04)	-	(0.04)	(0.02)
Net income	$0.47	$0.37	$1.44	$0.96

Shares used in computing per share amounts:
Basic	55,529	54,278	55,318	54,064
Diluted	56,604	55,415	56,213	55,343

PSYCHIATRIC SOLUTIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands)

	September 30,	December 31,
	2008	2007

ASSETS
Current assets:
Cash and cash equivalents	$44,960	$39,970
Accounts receivable, less allowance for doubtful accounts of $49,514 and $35,398 for 2008 and 2007, respectively	261,531	230,600
Prepaids and other	79,968	68,235
Total current assets	386,459	338,805
Property and equipment, net of accumulated depreciation	802,479	692,135
Cost in excess of net assets acquired	1,202,646	1,071,275
Other assets	65,740	75,889
Total assets	$2,457,324	$2,178,104

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$36,044	$30,996
Salaries and benefits payable	88,478	82,101
Other accrued liabilities	67,495	61,861
Current portion of long-term debt	6,008	6,016
Total current liabilities	198,025	180,974
Long-term debt, less current portion	1,312,438	1,166,008
Deferred tax liability	57,503	49,131
Other liabilities	22,010	23,090
Total liabilities	1,589,976	1,419,203
Minority interest	4,996	4,159
Total stockholders' equity	862,352	754,742
Total liabilities and stockholders' equity	$2,457,324	$2,178,104

PSYCHIATRIC SOLUTIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Nine Months Ended September 30,
	2008	2007

Operating activities:
Net income	$80,932	$53,057
Adjustments to reconcile net income to net cash provided by continuing operating activities:
Depreciation and amortization	29,570	21,888
Amortization of loan costs and bond premium	1,660	1,591
Share-based compensation	15,013	12,006
Loss on refinancing long-term debt	-	8,179
Change in income tax assets and liabilities	(1,611)	8,219
Loss from discontinued operations, net of taxes	2,321	1,147
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	(30,331)	(20,803)
Prepaids and other current assets	(1,017)	1,966
Accounts payable	5,116	(6,913)
Salaries and benefits payable	4,638	(457)
Accrued liabilities and other liabilities	(16,183)	353
Net cash provided by continuing operating activities	90,108	80,233
Net cash (used in) provided by discontinued operating activities	(2,186)	504
Net cash provided by operating activities	87,922	80,737

Investing activities:
Cash paid for acquisitions, net of cash acquired	(163,238)	(462,729)
Capital purchases of property and equipment	(81,773)	(48,361)
Other assets	280	(750)
Net cash used in continuing investing activities	(244,731)	(511,840)
Net cash provided by discontinued investing activities	5,244	-
Net cash used in investing activities	(239,487)	(511,840)

Financing activities:
Net increase (decrease) in revolving credit facility	149,333	(11,000)
Borrowings on long-term debt	-	481,875
Principal payments on long-term debt	(3,963)	(40,220)
Payment of loan and issuance costs	(39)	(6,603)
Refinancing of long-term debt	-	(7,127)
Excess tax benefits from share-based payment arrangements	1,902	4,072
Proceeds from exercises of common stock options	9,322	13,935
Net cash provided by financing activities	156,555	434,932
Net increase in cash	4,990	3,829
Cash and cash equivalents at beginning of the period	39,970	18,520
Cash and cash equivalents at end of the period	$44,960	$22,349

Effect of Acquisitions:
Assets acquired, net of cash acquired	$171,145	$533,084
Liabilities assumed	(6,907)	(52,653)
Common stock issued	(1,000)	(9,000)
Long-term debt assumed	-	(8,702)
Cash paid for acquisitions, net of cash acquired	$163,238	$462,729

PSYCHIATRIC SOLUTIONS, INC.
RECONCILIATION OF NET INCOME TO ADJUSTED INCOME FROM CONTINUING OPERATIONS
(Unaudited, in thousands except for per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007

Net income	$26,377	$20,325	$80,932	$53,057
Plus reconciling items:
Discontinued operations, net of taxes	2,228	244	2,321	1,147
Provision for income taxes	17,533	12,537	51,026	32,783
Income from continuing operations before income taxes	46,138	33,106	134,279	86,987
Loss on refinancing long-term debt	-	-	-	8,179
Adjusted income from continuing operations before income taxes	46,138	33,106	134,279	95,166
Adjusted provision for income taxes	17,533	12,537	51,026	35,865
Adjusted income from continuing operations (a)	$28,605	$20,569	$83,253	$59,301

Income from continuing operations per diluted share	$0.51	$0.37	$1.48	$0.98
Adjusted income from continuing operations per diluted share	$0.51	$0.37	$1.48	$1.07

Diluted shares used in computing per share amounts	56,604	55,415	56,213	55,343

(a) PSI believes its calculation of adjusted income from continuing operations provides a better measure of the Company's ongoing performance and provides better comparability to prior periods because it excludes items not related to the Company's core business operations. Adjusted income from continuing operations should not be considered as a measure of financial performance under accounting principles generally accepted in the United States, and the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted income from continuing operations is not a measurement determined in accordance with accounting principles generally accepted in the United States and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies.

PSYCHIATRIC SOLUTIONS, INC.
RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS TO EBITDA AND ADJUSTED EBITDA
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007

Income from continuing operations	$28,605	$20,569	$83,253	$54,204
Provision for income taxes	17,533	12,537	51,026	32,783
Interest expense	19,337	22,252	59,440	53,666
Depreciation and amortization	10,171	8,472	29,570	21,888
EBITDA(a)	75,646	63,830	223,289	162,541
Other expenses:
Share-based compensation	4,935	4,423	15,013	12,006
Loss on refinancing long-term debt	-	-	-	8,179
Adjusted EBITDA(a)	$80,581	$68,253	$238,302	$182,726

(a) EBITDA and adjusted EBITDA are non-GAAP financial measures. EBITDA is defined as income from continuing operations before interest expense (net of interest income), income taxes, depreciation and amortization. Adjusted EBITDA is defined as income from continuing operations before interest expense (net of interest income), income taxes, depreciation, amortization, and other items included in the caption above labeled “Other expenses”. These other expenses may occur in future periods but the amounts recognized can vary significantly from period to period and do not directly relate to the ongoing operations of our health care facilities. PSI’s management relies on EBITDA and adjusted EBITDA as the primary measures to review and assess operating performance of its facilities and their management teams. PSI believes it is useful to investors to provide disclosures of its operating results on the same basis as that used by management. Management and investors also review EBITDA and adjusted EBITDA to evaluate PSI’s overall performance and to compare PSI’s current operating results with corresponding periods and with other companies in the health care industry. You should not consider EBITDA and adjusted EBITDA in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with accounting principles generally accepted in the United States. Because EBITDA and adjusted EBITDA are not measures of financial performance under accounting principles generally accepted in the United States and are susceptible to varying calculations, they may not be comparable to similarly titled measures of other companies.

PSYCHIATRIC SOLUTIONS, INC.
OPERATING STATISTICS - OWNED FACILITIES
(Unaudited)
(Revenue in thousands)

	Three Months Ended September 30,		%
	2008	2007	Change
Same-facility results:
Revenue	$386,443	$355,425	8.7%
Admissions	39,555	36,634	8.0%
Patient days	660,703	637,318	3.7%
Average length of stay(a)	16.7	17.4	-4.0%
Revenue per patient day(b)	$585	$558	4.8%
EBITDA margin	20.6%	20.0%	60 bps

Total facility results:
Revenue	$403,936	$355,425	13.6%
Admissions	41,816	36,634	14.1%
Patient days	691,147	637,318	8.4%
Average length of stay(a)	16.5	17.4	-5.2%
Revenue per patient day(b)	$584	$558	4.7%
EBITDA margin	20.5%	19.9%	60 bps

	Nine Months Ended September 30,		%
	2008	2007	Change
Same-facility results:
Revenue	$1,053,632	$975,010	8.1%
Admissions	107,832	102,606	5.1%
Patient days	1,814,171	1,760,748	3.0%
Average length of stay(a)	16.8	17.2	-2.3%
Revenue per patient day(b)	$581	$554	4.9%
EBITDA margin	21.5%	20.2%	130 bps

Total facility results:
Revenue	$1,189,374	$980,423	21.3%
Admissions	124,837	103,256	20.9%
Patient days	2,068,166	1,771,369	16.8%
Average length of stay(a)	16.6	17.2	-3.5%
Revenue per patient day(b)	$575	$553	4.0%
EBITDA margin	20.8%	20.0%	80 bps

(a) Average length of stay is defined as patient days divided by admissions.
(b) Revenue per patient day is defined as owned facility revenue divided by patient days.

CONTACT:
Psychiatric Solutions, Inc.
Brent Turner, 615-312-5700
Executive Vice President, Finance and Administration